Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John H. Zoeller, Chief Financial Officer of SB Partners (the “Partnership”), hereby certify that to the best of my knowledge, the Partnership’s Quarterly Report on Form 10-Q for the period ended September 30, 2011  (the “Report”) fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: November 14, 2011	By:	Principal Financing & Accounting Officer
/s/ John H. Zoeller
John H. Zoeller
Chief Financial Officer